UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 20, 2012

(Date of earliest event reported)

REVA MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA		92111
(Address of principal executive offices)		(Zip Code)

(858) 966-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The matters set forth below were voted upon at the 2012 Annual General Meeting of Stockholders of REVA Medical, Inc. (the “Company”) held on 21 May 2012 at 10:30 a.m. Australian Eastern Standard Time (which was 5:30 p.m. on May 20, 2012 U.S. Pacific Daylight Time). Of the 33,086,203 shares of the Company’s common stock outstanding as of the record date, 20,049,131 shares were represented at the annual meeting. The independent inspector of elections reported the vote of stockholders as set forth below.

1.	Election of Directors – The stockholders elected two Class II directors to hold office until the 2015 Annual Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier death, resignation, or removal, by the following votes:

Name of Director Elected	For	Withheld	Broker Non-Votes
Gordon E. Nye	19,979,254	69,877	—
Robert Thomas	19,977,754	71,377	—

The following individuals are continuing directors with terms expiring upon the 2013 Annual General Meeting of Stockholders: Robert B. Stockman and James J. Schiro.

The following individuals are continuing directors with terms expiring upon the 2014 Annual General Meeting of Stockholders: Brian H. Dovey and Anne Keating.

2.	Ratification of Audit Firm – The Stockholders ratified the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2012. The proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
20,039,961	7,670	1,500	—

3.	Grant of Stock Options – The stockholders approved the grant of 12,500 options to Brian H. Dovey for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
19,951,354	76,077	21,700	—

4.	Grant of Stock Options – The stockholders approved the grant of 12,500 options to Anne Keating for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
19,951,354	76,077	21,700	—

5.	Grant of Stock Options – The stockholders approved the grant of 12,500 options to Gordon E. Nye for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
19,725,805	301,626	21,700	—

6.	Grant of Stock Options – The stockholders approved the grant of 12,500 options to James J. Schiro for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
19,951,354	76,077	21,700	—

7.	Grant of Stock Options – The stockholders approved the grant of 12,500 options to Robert Thomas for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes
19,926,354	76,077	46,700	—

8.	Approval of Executive Compensation – The stockholders approved, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2011, as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
19,948,154	79,277	21,700	—

No other items were presented for stockholder approval at the 2012 Annual General Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: May 22, 2012	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)